Exhibit 99.1 LSB Industries Investor Presentation September 2021

Cautionary Statement IMPORTANT: The following information applies to this presentation, and you are therefore advised to read this page carefully before reading, reviewing or making any other use of this presentation. By reviewing this presentation, you agree to be bound by the following terms and conditions. Forward Looking Statements Statements in this presentation that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance including the effects of the COVID-19 pandemic and anticipated performance based on our growth and other strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or actual achievements to differ materially from the results, level of activity, performance or anticipated achievements expressed or implied by the forward-looking statements. Significant risks and uncertainties may relate to, but are not limited to, business and market disruptions related to the COVID-19 pandemic, market conditions and price volatility for our products and feedstocks, as well as global and regional economic downturns, including as a result of the COVID-19 pandemic, that adversely affect the demand for our end-use products; disruptions in production at our manufacturing facilities; and other financial, economic, competitive, environmental, political, legal and regulatory factors. These and other risk factors are discussed in the Company’s filings with the Securities and Exchange Commission (SEC). Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether because of new information or future developments. No Offer or Solicitation This presentation and any related presentation shall not constitute an offer or invitation to subscribe for or purchase any securities, nor form the basis of any contract or commitment whatsoever, in the United States or in any other jurisdiction. Any decision to purchase securities in the context of a proposed offering, if any, should be made solely on the basis of information contained in the offering circular published in relation to such an offering. Any such securities may not be offered or sold in the United States unless registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from the registration requirements of the Securities Act. 2

Cautionary Statement (cont’d) Recipients This presentation is not directed to, or intended for distribution to, or use by, any person or entity that is a citizen or resident or located in any locality, state, country or other jurisdiction where such distribution or use would be contrary to law or regulation of such jurisdiction or which would require any registration or licensing within such jurisdiction. This presentation is being provided to you for information purposes only. No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or reliability of the information contained in this presentation and no reliance should be placed on it for any purpose. This presentation is not intended for general distribution. This presentation and the information contained herein may not be viewed by persons within the United States or transmitted to “U.S. persons” except to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act). This presentation is being supplied to you solely for your information and may not be reproduced, further distributed to any other person, or published, in whole or in part, for any purpose. Any failure to comply with these restrictions may constitute a violation of applicable securities laws. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Adjusted EBITDA margin, which are provided to assist in an understanding of our business and its performance. These non-GAAP measures should only be considered as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Non-GAAP financial measures should be read only in conjunction with consolidated financial statements and other financial information prepared in accordance with GAAP. Reconciliations of non-GAAP measures to relevant GAAP measures are provided in the appendix of this presentation. The information in this presentation is provided as of the date of this presentation and is subject to change without notice. Additional Information The Company files annual, quarterly and special reports and other financial information with the SEC. You also may request a copy of any document incorporated by reference in the offering circular (including exhibits to those documents specifically incorporated by reference therein), at no cost, by visiting our internet website at rd www.lsbindustries.com, or by writing or calling us at the following address: LSB Industries, Inc., 3503 NW 63 Street, Suite 500, Oklahoma City, Oklahoma 73116, Attention: Investor Relations, Telephone: (405) 235 4546. The Company’s website and the information contained therein are not part of this presentation. 3

Presenters President and CEO of LSB Industries since 2018. He joined the company in 2014 and served as Executive Vice MARK BEHRMAN President and CFO from 2015-2018. Prior to LSB, Mr. President & Chief Executive Officer Behrman had over 35 years of financial and investment banking experience in the industrial, transportation and energy sectors Joined LSB Industries in 2015 as the Vice President of Financial Planning and Accounting and was promoted to CHERYL MAGUIRE CFO in 2018. Ms. Maguire has over 20 years of EVP & Chief Financial Officer experience in finance and accounting as it relates to the manufacturing and energy sectors 4

Agenda ▪ Company Overview 6 ▪ Key Credit Highlights 12 ▪ Financial Overview 24 ▪ Appendix 28 5

Company Overview

LSB at a Glance

Business Overview

- LSB Industries, headquartered in Oklahoma City, OK, manufactures and sells chemical products for the agricultural, mining and industrial markets through its three production facilities strategically located near key areas of customer demand
- The Chemical Business produces nitrogen based fertilizers which are used to grow food crops, biofuel feedstock crops, pasture land for grazing livestock and forage production
- Additionally, LSB is a leading merchant marketer of nitric acid in the U.S., offering various concentrations, high-grade mixed acids and sulfuric acid for industrial markets
- The Company owns & operates three production facilities:
  - El Dorado, AR: Manufactures ammonia, ammonium nitrate, nitric acid, sulfuric acid and AN solution
  - Cherokee, AL: Manufactures UAN, ammonia, ammonium nitrate solution, nitric acid, CO2 and diesel exhaust fluid
  - Pryor, OK: Manufactures UAN, ammonia and CO2
- LSB operates an additional facility in Baytown, TX owned by Covestro, that manufactures nitric acid

LTM 6/30/21 Revenue by Business[1]



Mining
12%
Agricultural
46%
Industrial
42%

YoY Gross Margins[2]



24%
24%
23%
32%
2018 FY
2019 FY
2020 FY
YTD June 2021

Select Key Customers

CHS, Koch Industries Inc, Airgas, Covestro, Yara, The Andersons, DuPont, Georgia-Pacific

Revenue and Adj. EBITDA Performance[3][4]



($millions)
$378
$365
$351
$402
21%
19%
19%
21%
$78
$69
$66
$84
2018A
2019A
2020A
LTM 6/30/21
Revenue
Adj. EBITDA
Adj. EBITDA Margin

Source: Company filings, Company Information, Capital IQ and Wall Street Research.

1) Company filings and company materials.
2) Reflects gross profit margin which excludes turnaround, depreciation and amortization expenses and a recovery from settlements. See slide 31 for gross profit reconciliation.
3) See slide 30 for revenue reconciliation.
4) See slide 29 for Adjusted EBITDA reconciliation.

7

LSB Industries – A Brief History

- **1968** – Founded by Jack Golsen in 1968 and grew as an industrial conglomerate focused on industrial products and climate control systems
- **1983** – Acquired El Dorado, AR manufacturing facility ("El Dorado") from Monsanto
- **1999** – Acquired Cherokee, AL chemical manufacturing facility from La Roche Industries
- **2000** – Acquired Pryor, OK chemical manufacturing facility ("Pryor") in a non-operating state
- **2010** – Re-started production out of Pryor to take advantage of low natural gas cost & high fertilizer selling prices
- **2013** – Completed offering of $425 million of senior secured notes and commenced major expansion project at El Dorado
- **2015**
  - Completed structured finance transaction to provide funds to complete El Dorado expansion
  - New nitric acid plants at El Dorado begin production
- **2016**
  - New ammonia plant at El Dorado begins production
  - Climate Control Business divested for ~14X TTM EBITDA
- **2017** – Kicked off operational improvement and sales maximization initiatives
- **2019** – Current CEO and CFO assume their roles and advance operational improvement and sales maximization initiatives
- **2021** – Expect financial performance to benefit from strengthening end market trends and capital structure improvement

8

Recent Business Updates ▪ Signed a definitive agreement in July 2021 with LSB Funding (the “Holder”), an affiliate of Eldridge, to exchange the shares of LSB Series E and F Redeemable Preferred Stock held by the Holder for Shares of LSB common stock - The Transaction is expected to close in late September 2021 subject to the receipt of stockholder approval; we currently expect that our stockholders will approve the transaction ▪ Driven by supply and demand factors, selling prices for major products improved during the second quarter of 2021 compared to the same quarter of 2020 ▪ Displayed strong numbers in Q2 21: - Consolidated net sales grew to $141 million vs. $105 million in Q2 20 - Average agricultural selling prices for Ammonia, UAN and HDAN increased 60%, 50% and 20% respectively - Average industrial selling prices for the majority of products was higher compared to the same period in 2020 due to $311 per metric ton increase in the Tampa Ammonia benchmark price; industrial contracts are indexed to the Tampa Ammonia benchmark price ▪ The PPP loan was fully forgiven by the SBA and lender, and a gain on extinguishment of debt of $10 million for Q2 2021 was recognized 9

Strong Management Team with Deep Industry Experience and Track Record of Success…








	Mark Behrman	Cheryl Maguire	John Burns	Michael Foster	Damien Renwick	Kristy Carver
Title	President & CEO	EVP & CFO	EVP, Manufacturing	EVP, General Counsel & Secretary	EVP, Chief Commercial Officer	SVP, Treasurer
Years of Experience	35+	20+	30+	25+	20+	30+
LSB Years of Experience	7.5	5.5	1.5	5.5	0.75	13
Previous Experience	Bluestone, sterne agee	lyondellbasell	Flint Hills	KerrMcGee, TRONOX	AGA	Arthur Andersen, IBC BANK

LSB vs. S&P 500 Share Price Performance (Since Jan 2020)



Share Price (%)
Management has successfully navigated the COVID-19 crisis with a demonstrated track record of over performance against the S&P 500 index
150.0%
100.0%
50.0%
-
(50.0%)
(100.0%)
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
118%
36%
LSB
S&P 500

Source: Company filings, Company Information, Capital IQ as of 09/14/21.

LSB

10

…Resulting in Resilient Financial Profile with Strong Performance through COVID-19

Revenue[1]

2019A – LTM Q2 2021


($millions)
$365
$354
$338
$336
$351
$366
$402
2019A
LTM Q1 20
LTM Q2 20
LTM Q3 20
2020A
LTM Q1 21
LTM Q2 21

Adjusted EBITDA[2]

2019A – LTM Q2 2021


($millions)
$69
$66
$63
$62
$65
$67
$84
2019A
LTM Q1 20
LTM Q2 20
LTM Q3 20
2020A
LTM Q1 21
LTM Q2 21

Financial Trends and Recent Updates

- Consistent and sustainable financial performance through the depth of the turbulence brought on by COVID-19 with an ability to maintain stable margins
- Revenue in Q2 21 increased by 34% compared to the same period in 2020, driven by elevated corn prices and strong farmer economics:
  - Agriculture accounted for 47% of sales vs. 62% in the same period in the prior year
  - Industrial products was 43% of sales vs. 28% in the same period the prior year
  - Mining products accounted for ~10% vs. ~10% in the same period the prior year
- Sustained price rally for fertilizers is expected to continue for the remainder of 2021 due to a high demand for ammonia and other nitrogen products
- Definitive agreement signed for the conversion of LSB Series E and F Redeemable Preferred Stock should offer significant financial flexibility going forwards

Source: Company filings, Company Information, Capital IQ and Wall Street Research.
1) See slide 30 for revenue reconciliation.
2) See slide 29 for Adjusted EBITDA reconciliation.

LSB
11

Key Credit Highlights

Key Credit Highlights Significant Operational Improvements and Enhancement of Operational and Maintenance 1 Programs Resulting in Continued Margin Enhancing Opportunities Highly Diversified Nitrogen Chemicals Business with Sales Mix Offering Significant Contract 2 Pricing Stability Multiple Organic and M&A Growth Opportunities, and Margin Enhancement Projects Well 3 Underway 4 Well Positioned to Capitalize on Blue and Green Ammonia Opportunities Attractive Agricultural, Industrial and Mining End Markets with Favorable Long-Term 5 Dynamics 13

Operational Improvements Benefiting From Over $1 Billion of Investment

1

Total 2013-2021 capex spend of over $1 billion to drive improved financial performance:

- Expansion of El Dorado facility including new ammonia plant, nitric acid plant and other upgrades
- Replacement of urea reactor at Pryor improved reliability and increased production/capacity
- Maintenance and turnaround projects were successful, which increased asset effectiveness and built momentum for capacity optimization
- Installation of a new sulfuric acid converter which increased reliability and production capacity

Business Improvements Have Contributed to Multiple Milestones and Key Customer Wins

May 2016
Announces start of production at recently completed El Dorado facility's Ammonia Plant

June 2016
Entered into Koch Fertilizer Ammonia Purchase Agreement

July 2016
Sale of Climate Control Business for $364 million (14x LTM EBITDA)

May 2017
Sale of Zena Energy, an indirect, wholly owned subsidiary of LSB for ~$17 million

December 2017
Engaged BD Energy and Black & Veatch to conduct ammonia and full plant assessments of Pryor Facility

October 2018
Successfully completed a 35-day turnaround at Cherokee facility; next turnaround is planned for 2021

November 2019
Successfully completed a 67 day turnaround at Pryor facility which included the installation of a "State of the Art" urea reactor. Also successfully completed the installation of a new sulfuric acid converter at the El Dorado facility

April 2020
Announced new milestone of record ammonia production in Q12020

October 2020
Announced a 7-year new nitric acid supply contract

January 2021
Commence 70-100k ton NA contract

June Q2
Highest EBITDA quarter in the chemical business's history

2016 | 2017 | 2018 | 2019 | 2020 | 2021

LSB

14

Upgrading Low-Cost Feedstock to Margin Enhancing 1 Chemicals LSB Products Sold to Market Ammonia (NH ) 3 (storage, trucks, rail) Nitric Acid (storage, trucks, rail) Ammonium Nitrate AN Solution Solution (ANS), Nitric Acid HDAN, LDAN (storage, trucks, rail) Urea-Ammonium Natural Ammonia Nitrate (UAN) UAN Gas Plant (storage, trucks, (Pipeline) rail, barge) CO 2 Diesel Exhaust Fluid (DEF) Urea (truck sales) CO 2 CO 2 (pipeline to guest plant, Liquification truck sales) Products are marketable at nearly every stage of the process, allowing for efficient adjustments to product mix to capture value opportunities 15

2 Diversified Nitrogen Chemicals Business with Differentiated End Market Positions


12%
46%
42%
TTM
06-30-2021
Sales: $402M

	Key Products	End Markets	Application
Agricultural	Urea ammonium nitrate solutions (UAN)	Fertilizer for corn and other crops	 Fertilizer
	Ammonium nitrate (AN) – High density prills	Primary nitrogen component in nitrogen, phosphorus and potassium (NPK) fertilizer blends	
	Ammonia	High nitrogen content fertilizer primarily used for corn	
Industrial	Ammonia	Power plant emissions abatement, water treatments, refrigerants, metals processing	 Semi-Conductors
	Nitric Acid	Semi-conductor, nylon polyurethane intermediates, ammonium nitrate	
	Sulfuric Acid	Pulp and paper, aluminum, water treatment, metals and vanadium processing	 Power Plant Emissions
	Diesel exhaust fuel (DEF)	Exhaust steam additive to reduce NO_x emissions from diesel vehicles	 Water Treatment
	CO_2	Food refrigeration / freezing, enhanced oil recovery	
Mining	Ammonium nitrate – low density prills and AN solutions	Specialty emulsions for mining applications	 Mining
	Specialty E2 ammonium nitrate	Surface mining, quarries, construction	

LSB
16

Sales Mix Provides Stability and Visibility Into Contract 2 Pricing Q2-2021 TTM Sales by Pricing Method ▪ Approximately 38% of sales non- seasonal and priced pursuant to contract agreements Cost-Plus ▪ Contributes to margin stability through pass-through of raw ~35% materials and other manufacturing costs TTM 06-30-2021 Sales: $402M ▪ Positioned to take advantage of cash flow stability and upside ~65% opportunities in commodity driven markets Spot ▪ Approximately 45% of sales contracts tied to benchmark Ammonia pricing 17

Multiple Organic Growth Opportunities with Margin 3 Enhancement Projects Well Underway Multiple Organic Growth Opportunities ◼ Negotiated 7-year agreement for the sale of 70,000 – 100,000 tons of Nitric Acid from El Dorado, and secured right of first refusal for the construction of a new nitric acid plant Sales & Marketing ◼ Geographic expansion into markets outside the United States (Mexico and Canada) Expansion ◼ New contract awards in LDAN and sulfuric acid drive increased volumes ◼ Completed upgrade of Nitric Acid loading and increased storage to support new contract volumes ◼ HDAN storage dome completed in April 2020 allowing platform to maximize annual selling prices Storage Capacity ◼ Engineering and construction underway for new C0 guest plant with start-up expected in Q4 2021 2 Expansion ◼ Several new projects under evaluation that would expand production, storage, or logistics capabilities ◼ Added storage allows maximum production capacity utilization and positioning of product ◼ Continue to improve operations within a favorable fertilizer market backdrop and the recovery of industrial demand exiting the pandemic Operational Improvements - Reached record ammonia, UAN, and DEF production in 2020 - Current price rally for most fertilizer products from 2020 ◼ Well positioned to leverage existing assets and knowledge to capitalize on potential green ammonia opportunities ◼ Implemented a Green Ammonia strategy spearheaded by a new Director of Clean Energy Green Ammonia ◼ Ammonia’s potential as an energy carrier combined with its ability to be used with various applications is expected to raise demand for ammonia to multiple billion tons per year 18

Well Positioned to Capitalize on Green Ammonia 4 Opportunities As an existing ammonia producer, LSB is well positioned to lever its assets and knowledge to capitalize on potential green ammonia opportunities Blue Ammonia Green Ammonia ◼ Produced using renewable feedstock, specifically ◼ CO emissions from reforming or gasification 2 hydrogen from water electrolysis and nitrogen processes used in ammonia production are captured separated from the air, rather than natural gas or coal, and stored resulting in a zero CO emission process 2 ◼ Creates opportunity to sell low carbon ammonia to ◼ Ammonia’s potential as an energy carrier is expected agricultural, industrial and mining customers at to raise demand for ammonia to multiple billions tons premium pricing per year and provides premium pricing Current projected timeline for evaluation of projects at LSB facilities: ◼ Q1’22 – Complete feasibility studies ◼ Q2’22 – Project proposals to and approval from LSB Board of Directors ◼ Q2/Q3’22 – Commence projects 19

5 Agricultural Market Overview

- Corn is currently trading around ~$5.00 per bushel and is expected to remain at elevated levels throughout the year
- Robust pricing for nitrogen products is expected to continue in 2H21
- Many factors point to strong 2H21 and 2022:
  - 2020 farmer income was 2nd highest ever and expected to be strong in 2021
  - Significant increase in Chinese imports of all agricultural commodities
  - Drought conditions in South America and Western US expected to impact yields
  - Significant plant outages globally have limited supply
  - 92.7 million acres of corn expected to be planted in U.S. in 2021, up from ~91 million in 2020
  - Tampa ammonia price for September has settled at $615/mt, one of the highest prices since Dec 2014 as global prices continue to increase
  - UAN fill prices >$300/t are significantly above recent years due to strong demand and lower imports


5 Year Corn Prices
$8
$6
$4
$2
$0
Jan-17
Jan-18
Jan-19
Jan-20
Jan-21
~ $5.00 Sept


Net farm income rose with payments in 2020
Billion dollars
150
130
110
90
70
50
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
Calendar year
Net farm income
Real (2021 dollars)


China demand increases U.S. exports in 2020/21
Billion bushels
3.2
2.8
2.4
2.0
1.6
1.2
0.8
0.4
0.0
10/11
14/15
18/19
22/23
26/27
30/31
Marketing year
Corn
Soybeans
Wheat

Sources: Yahoo! Finance, Food & Agricultural Policy Research Institute

LSB
20

5 Significantly Higher Pricing vs. A Year Ago September 2021 September 2020 Average Selling Prices Average Selling Prices Tampa Ammonia $615 / MT $225 / MT Urea $490 / ST $230 / ST UAN $320 / ST $120 / ST Ammonium Nitrate $400 / ST $225 / ST Source: Green Markets as of 9/10/21 publication. 21

5 Strong Industrial and Mining Fundamentals

Industrial

- According to the U.S. Department of Housing and Urban Development, new privately-owned housing unit starts totaled 1.572 million in May, showing continued elevated levels amidst a US housing shortage
- Seasonally adjusted annual rate (SAAR) for light vehicle sales have begun to drop because of lower inventory and higher sales prices, both resulting from inflationary pressures

Mining

- Copper prices rising; reaching $5.72 per pound in July, its highest price in history, and has continued to trade over $5.00 per pound in August. This increase is driven by demand from EV companies
- Quarry and construction business returning, with aggregates for residential construction a large driver
- Diversification away from coal continues to be a focus (33% of LSB sales mining volumes in 2016 vs ~ 1% of LSB mining sales volumes in 2020)



US Light Vehicle Sales - SAAR (thousands)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21



Historical Copper Prices
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Aug-16
Nov-16
Feb-17
May-17
Aug-17
Nov-17
Feb-18
May-18
Aug-18
Nov-18
Feb-19
May-19
Aug-19
Nov-19
Feb-20
May-20
Aug-20
Nov-20
Feb-21
May-21
Aug-21

Source U.S. Department of Housing and Urban Development, Macrotrends and Fred Economic Data.

22

5 Record LSB Production of Ammonia and UAN in 2020 Ammonia 900,000 800,000 700,000 600,000 500,000 2017 2018 2019 2020 UAN 500,000 400,000 300,000 2017 2018 2019 2020 23 Tons Tons

Financial Overview

Historical Financial Overview ($Millions) ▪ Q2 2021 sales increased 34% YoY driven by higher pricing (2) ▪ Q2 2021 Adjusted EBITDA increased 58% YoY ; record $46 million compared to $29 million in the second quarter of 2020 on the back of favorable pricing conditions ▪ Net sales of $141 million compared to $105 million in the second quarter of 2020 ▪ Robust market conditions and solid operating performance expected to continue for remainder of the year and into 2022 (1) (2) Revenue Adj. EBITDA and Margin (%) $84 $402 $78 $378 $365 $351 $69 $65 21% 21% 19% 19% FY18A FY19A FY20A LTM 6/30/21 FY18A FY19A FY20A LTM 6/30/21 (3)(4) CapEx Free Cash Flow and conversion (%) $57 $41 $35 $33 $37 $36 $30 $27 67% 52% 53% 48% FY18A FY19A FY20A LTM 6/30/21 FY18A FY19A FY20A LTM 6/30/21 ` 1) See slide 30 for revenue reconciliation. 2) See slide 29 for Adjusted EBITDA reconciliations. 3) Free Cash Flow is defined as Adj. EBITDA – CapEx. 25 4) Free Cash Flow conversion is defined as Free Cash Flow / Adj. EBITDA.

Next 12 Months Outlook ▪ Robust market conditions and solid operating performance expected to continue for remainder of the year and into 2022 ▪ We Predict Significant Pricing Momentum - Robust pricing has continued in 2H21 as there was no price reset for summer fill - Corn is currently trading around $5.00/bushel and is expected to remain at elevated levels throughout the 2021 year and into 2022 - Forecasted elevated corn prices due to low corn end stocks is likely to support strong fall 2021 nitrogen demand that will continue into 2022 - Sustained increase in commodity prices is expected throughout the year 2021 and into 2022 driven by significant increase in Chinese imports of all agricultural commodities - Drought conditions in South America and Western US expected to impact yields - Significant plant outages globally have limited supply - Tampa ammonia price for September has settled at $615/mt, one of the highest prices since Dec 2014 as global prices continue to increase - UAN fill prices >$300/t are significantly above recent years due to strong demand and lower imports ▪ Continued year over year improvement in volume and recovery of industrial demand ▪ Nitric acid loading and storage to support new contract completed on time and on-budget - Sales for the contract expected to ramp up gradually over 2021 26

Positioned for Continued Growth and Improved Financial Performance – LSB Long Term Growth Plan Realizing returns from completed maintenance and upgrades • Reached record ammonia, UAN, and DEF production in 2020 • Several initiatives underway to drive further improvement in operating performance • Opportunity to capitalize on favorable pricing trends in 2021 and beyond Continued broadening of our distribution through aggressive sales and marketing programs and additional storage capacity • Optimizing product mix to maximize margins • New 7-year contract signed for 70,000 – 100,000 tons of Nitric Acid began in Q1 2021 • Added storage allows maximum capacity utilization and positioning of product; reviewing additional storage opportunities Executing on key margin enhancement projects . • Completed upgrading Nitric Acid loading and increased storage to support new contract volumes • HDAN storage dome completed in April 2020 allowing us to maximize annual selling prices • Engineering and construction underway for new C02 guest plant with start-up expected in Q4 2021 • Several new projects under evaluation that would expand production, storage, or logistics capabilities Focus on growth initiatives • Actively pursuing growth opportunities through M&A • Green Ammonia strategy; Director of Clean Energy hired 27

Appendix

EBITDA Reconciliation ($Millions) LTM LTM LTM LTM LTM Adjustments 2018A 2019A 3/31/20 6/30/20 9/30/20 2020A 3/31/21 6/30/21 1. Stock-based compensation: Non-cash adjustment for options and restricted stock unit expense recognized in each period Net Loss (72) (63) (71) (78) (68) (62) (56) (32) 2. Non-cash gains or losses related to Interest expense 43 46 49 50 51 51 50 50 natural gas commodity contracts 3. Legal fees (Leidos): Associated with the Loss on extinguishment of debt 6 -- -- -- -- -- -- (10) current litigation with our EPC contractor, Leidos Depreciation and amortization 73 70 70 70 70 71 70 70 4. Gains and/or losses: Associated with Provision (benefit) for income taxes 2 (21) (22) (17) (18) (5) (4) (3) the disposition of assets and other items 5. Fair market value adjustment on Reported EBITDA 51 32 26 25 35 55 60 75 preferred stock: Represents unrealized loss from the change in fair value Stock-based compensation 8 2 2 2 2 2 2 2 1 associated with the embedded derivative included in the Series E-1 Noncash loss (gain) on natural gas contracts -- -- 1 0 (1) 1 (1) (0) 2 Redeemable Preferred 6. Consulting costs associated with Legal fees (leidos) 5 10 12 11 9 6 3 3 3 initiatives Loss (gain) on disposal of assets and other (2) 11 11 11 11 1 1 1 4 7. Turnaround Costs: We historically performed turnaround activities on an FMV adjustment on preferred stock embedded derivatives (1) (1) (1) (1) (1) (0) 1 2 annual basis; however, we are migrating 5 turnarounds to a two- or three-year cycle. Our accounting policy is to Consulting costs associated with initiatives 4 1 2 2 1 1 (0) (0) 6 expense these costs as incurred rather than capitalize them and amortize the Turnaround costs 10 13 13 13 5 0 0 1 7 costs over the period of the benefit 8 Severance 3 1 1 1 1 -- -- -- 8. Severance: Costs primarily associated with the departure of our chief executive officer Adjusted EBITDA 78 69 66 63 62 65 67 84 Source: Company filings and company materials. 29

Revenue Reconciliation 2019 2020 2021 ($millions) 2019A LTM Q1 LTM Q2 LTM Q3 2020A LTM Q1 LTM Q2 Net Sales Agricultural Products $ 188 $ 182 $ 175 $ 171 $ 180 $ 183 $ 185 Industrial Acids and Other Chemical Products 140 137 129 131 133 138 169 Mining Products 38 35 34 34 38 44 48 Total Net Sales $ 365 $ 354 $ 338 $ 336 $ 351 $ 366 $ 402 30

Gross Profit Reconciliation Six Months Ended Twelve Months Ended June 30, December 31, ($thousands) 2021 2020 2020 2019 2018 Net Sales Agricultural $ 111,421 $ 106,455 $ 180,036 $ 187,641 $ 187,164 Industrial and Mining 127,391 81,989 171,280 177,429 190,996 Total Net Sales $ 238,812 $ 188,444 $ 351,316 $ 365,070 $ 378,160 (1) $ 77,596 $ 50,456 $ 80,960 $ 86,458 $ 91,368 Adjusted Gross Profit (2) $ (33,681) $ (34,537) $ (69,500) $ (68,263) $ (70,184) Depreciation and Amortization Turnaround Expense (847) (11) (76) (13,210) (9,768) Vendor Settlements - 5,664 5,664 - 4,419 Total Gross Profit (Loss) $ 43,068 $ 21,572 $ 17,048 $ 4,985 $ 15,835 Adjusted Gross Profit Margin 32% 27% 23% 24% 24% Total Gross Profit Margin 18% 11% 5% 1% 4% 1) Represents a non-GAAP measure, as these amounts exclude depreciation, amortization, turnaround expenses and a recovery from settlements. 2) Represents amount classified as cost of sales. 31

Preferred Stock Reconciliation Quarterly ($millions) 12/31/20 3/31/21 6/30/21 Beginning Preferred Balance $ 269 $ 278 $ 287 (+) Preferred Stock Periodic Dividend Accrual $ 9 $ 10 $ 10 Ending Preferred Stock Balance $ 278 $ 287 $ 298 (1) $ 2 $ 2 $ 2 Participation Rights Value Total Preferred Stock Balance $ 280 $ 289 $ 300 Note: Preferred stock balance represents liquidation preference. 1) For purposes of comparison, participation rights value across all periods is calculated using 30-day trailing VWAP of $6.16 as of 7/16/21 and 303,646 participant shares. 32